UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 15, 2026

Talen Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37388	47-1197305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2929 Allen Pkwy, Suite 2200
Houston, TX 77019
(Address of principal executive offices) (Zip Code)
(888) 211-6011
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TLN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Merger Agreement

On January 15, 2026, Talen Energy Corporation, a Delaware corporation (the “Company”), Buckeye CG Holdings, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“Buyer”), and certain other indirect wholly owned subsidiaries of the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cornerstone Generation Holdings, LP, a Delaware limited partnership, ECP Cornerstone Generation Holdings GP, LLC, a Delaware limited liability company, ECP V-B (AG IP) Blocker Corp, a Delaware corporation, ECP V-C (AG IP) Blocker Corp, a Delaware corporation, ECP V-D (AG IP) Blocker Corp, a Delaware corporation (collectively, the “Acquired Companies”), ECP V-D, LP, a Delaware limited partnership, as the representative of the Acquired Company Equityholders (as defined in the Merger Agreement) (the “Holder Representative”), and solely for the limited purposes set forth therein, ECP GP V, LP, a Delaware limited partnership.
The Merger Agreement provides for a series of transactions on the terms and subject to the conditions set forth therein (collectively, the “Acquisition”), as a result of which the Company will indirectly acquire all of the equity interests of the Acquired Companies, which in turn indirectly own a 480 megawatt (“MW”) combustion turbine facility located in Mount Sterling, Ohio, a 1,218 MW combined cycle gas turbine facility in Lawrenceburg, Indiana, and a 869 MW combined cycle gas turbine facility located in Waterford, Ohio.
Subject to the terms and conditions of the Merger Agreement, as consideration for the Acquisition, the purchase price for the Acquisition shall be $3.45 billion, comprised of (a) approximately $2.55 billion in cash, subject to customary adjustments for net working capital, cash, indebtedness, certain casualty losses and transaction expenses and (b) 2,400,000 shares of common stock, par value $0.001 per share, of the Company (the “Stock Consideration”).
The obligations of the parties to consummate the Acquisition are subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including satisfaction of certain required regulatory approvals.

The Merger Agreement will be filed as an exhibit to a subsequent report of the Company with the U.S. Securities and Exchange Commission (the “SEC”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, Buyer, the Acquired Companies or the Holder Representative. The representations, warranties, covenants and agreements contained in the Merger Agreement, which are made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer, the Acquired Companies or the Holder Representative. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which will be filed as an exhibit to a subsequent report of the Company with the SEC.
Registration Rights Agreement
Under the Merger Agreement, the Company and the Acquired Company Equityholders agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) at the closing of the Acquisition. Pursuant to the terms of the Registration Rights Agreement, the Company will agree to file with the SEC a registration statement to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Stock Consideration. The Registration Rights Agreement provides for certain additional underwritten demand rights and “piggy-back” registration rights, subject to certain customary limitations.
Additionally, the Acquired Company Equityholders will agree to a 90-day lock-up on 50% of the Stock Consideration and a 180-day lock-up on the remaining Stock Consideration. The Company will also agree to pay certain expenses of the Registration Rights Holders (as defined in the Registration Rights Agreement) incurred in connection with the exercise of their rights under the Registration Rights Agreement and indemnify the Acquired Company Equityholders for certain securities law matters in connection with any registration statement filed pursuant thereto.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement attached as an exhibit to the Merger Agreement, which will be filed as an exhibit to a subsequent report of the Company with the SEC.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Report”) regarding the Stock Consideration is hereby incorporated by reference into this Item 3.02. Any issuance of common stock will be completed in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.
Item 7.01. Regulation FD Disclosure.
On January 15, 2026, the Company issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.
Also on January 15, 2026, as announced in the press release, the Company will be hosting an investor call beginning at 8:30 a.m. Eastern time to discuss the Acquisition. A copy of the investor call presentation is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference. The investor call webcast and presentation will be available both live and for subsequent replay via the Events page of Talen’s investor relations website at https://ir.talenenergy.com. Information contained on or accessible from Talen’s website is not, and shall not be deemed to be, incorporated by reference into this Report.
The information provided under this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 to this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act.

Forward-Looking Statements
This Report, including Exhibit 99.1 and Exhibit 99.2, may contain forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, or incorporated by reference into this communication, are forward-looking statements. Throughout this Report, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, statements regarding the proposed Acquisition, including the financing, expected timing and completion (including required regulatory approvals), and anticipated impacts thereof, the integration of and anticipated benefits from the recent Freedom and Guernsey acquisitions, capital expenditures, earnings, litigation, regulatory matters, hedging, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this communication. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from expectations and are subject to numerous factors that present considerable risks and uncertainties.
Forward-looking statements are neither historical facts nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Company undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Company, and some of the factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and other current and periodic reports, which have been, or will be, filed with the SEC and are, or will be, available in the Investor Relations section of the Company’s website (www.talenenergy.com) and on the SEC’s website (www.sec.gov). Information contained on or accessible from the Company’s website is not, and shall not be deemed to be, incorporated by reference into this Report or any other filings with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description.
99.1	Press Release dated January 15, 2026.
99.2	Investor Call Presentation dated January 15, 2026.
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION
Date:	January 15, 2026	By:	/s/ Cole Muller
		Name:	Cole Muller
		Title:	Chief Financial Officer
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